                                                                    Exhibit 10.2

                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


          THIS FOURTH AMENDMENT to Credit Agreement (the "Amendment") is made as of this 30th day of August, 1996, by and among Converse Inc. ("Borrower"), BT Commercial Corporation, as Agent in such capacity, ("Agent"), BT Commercial Corporation (in its capacity as lender, "BTCC"), The Bank of New York Commercial Corporation ("Bank of New York"), Fleet Bank of Massachusetts, N.A. ("Fleet"), Harris Trust and Savings Bank ("Harris"), Heller Financial, Inc. ("Heller"), LaSalle National Bank ("LaSalle"), Nationsbank of Texas, N.A. ("Nationsbank"), Sanwa Business Credit Corporation ("Sanwa"), Fleet Capital Corporation ("Fleet Capital"), and First Source Financial LLP ("First Source"), (BTCC, Bank of New York, Fleet, Harris, Heller, LaSalle, Nationsbank, Sanwa, Fleet Capital and First Source, herein collectively referred to as "Lenders").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of November 17, 1994, as amended by that certain First Amendment to Credit Agreement dated as of May 18, 1995, that certain Second Amendment to Credit Agreement dated as of November 13, 1995 and that certain Third Amendment to Credit Agreement dated as of February 29, 1996 (collectively, the "Credit Agreement"); and

          WHEREAS, Borrower has requested that Agent and Lenders provide for certain amendments to the Credit Agreement, as more fully set forth herein.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

1     .  DEFINITIONS.  Unless otherwise defined herein, all capitalized terms
         -----------
shall have the meaning given to them in the Credit Agreement.



2     .  AMENDMENTS TO CREDIT AGREEMENT.
         ------------------------------

     .1 The defined term "BORROWING BASE", which appears in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "thirty percent (30%) of the then Eligible Retail Inventory, but in any event not more than $2,500,000," in subclause (B)(ii)(2) and inserting the following in lieu thereof:

                 "fifty percent (50%) of the then Eligible Retail Inventory, but in any event not more than $5,000,000"
          and also by deleting the phrase "May, June and July of each year" in the proviso of clause (B) and inserting the phrase "May through and including November in 1996 and May, June and July of every year thereafter" in lieu thereof.

     .2 Section 7.7 of the Credit Agreement is hereby amended by deleting the phrase " ".93 to 1 for the nine month period ending September 30, 1996; (E)" and relettering clause "(F)", clause "(E)".

     .3 Section 7.19 of the Credit Agreement is hereby amended after the phrase "at the end of any calendar quarter commencing March 31, 1996" in the second and third lines by inserting the parenthetical "(other than the calendar quarter ending September 30, 1996)" and in the table listing Projected Net Income Amounts by deleting the reference to calendar quarter September 30 and the corresponding figure, "$1,101,000."

     .4 Section 7.20 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

               "7.20  MINIMUM EBITDA.  Borrower shall not permit its EBITDA to
                      --------------
               be an amount less than $1,500,000 for the three month period ending September 30, 1996."

3     .  AMENDMENT FEE.  The effectiveness of the amendments herein
         -------------
contained is expressly conditioned upon the payment by Borrower, on the date hereof, to Agent for the benefit of the Lenders, of an Amendment Fee in an amount equal to $75,000.

4     .  REAFFIRMATION BY BORROWER.  Borrower hereby represents and warrants
         -------------------------
to Agent and Lenders that (i) the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lenders have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

5     .  FULL FORCE AND EFFECT.  Except as herein amended, the Credit
         ---------------------
Agreement and all other Credit Documents shall remain in full force and effect.

6     .  COUNTERPARTS.  This Amendment may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                    BORROWER:

                                    CONVERSE INC.


                                    By:  /s/ Donald J. Camacho
                                        ----------------------
                                      Name:  Donald J. Camacho
                                             -----------------
                                      Title:  Senior Vice President
                                              ---------------------


                                    AGENT:

                                    BT COMMERCIAL CORPORATION


                                    By:  /s/ Wayne D. Hillock
                                         --------------------
                                      Name:  Wayne D. Hillock
                                             ----------------
                                      Title:  Senior Vice President
                                              ---------------------


                                    LENDERS:

                                    BT COMMERCIAL CORPORATION


                                    By:  /s/ Wayne D. Hillock
                                        ---------------------
                                      Name:  Wayne D. Hillock
                                             ----------------
                                      Title:  Senior Vice President
                                             ----------------------


                                    THE BANK OF NEW YORK
                                    COMMERCIAL CORPORATION


                                    By:  /s/ Anthony Viola
                                        ------------------
                                      Name:  Anthony Viola
                                             -------------
                                      Title:  Vice President
                                              --------------


                                    FLEET BANK OF
                                    MASSACHUSETTS, N.A.


                                    By:
                                        -----------------------
                                      Name:
                                            -------------------
                                      Title:
                                             ------------------

                                    HARRIS TRUST AND SAVINGS
                                    BANK


                                    By:  /s/ John McKelvie
                                         -----------------
                                      Name:  John McKelvie
                                             -------------
                                      Title:  Vice President
                                              --------------



                                    HELLER FINANCIAL, INC.


                                    By:  /s/ Joel Richards
                                         -----------------
                                      Name:  Joel Richards
                                             -------------
                                      Title:  Vice President
                                              ---------------


                                    LASALLE NATIONAL BANK


                                    By:  /s/ Christopher G. Clifford
                                         ---------------------------
                                      Name:  Christopher G. Clifford
                                             -----------------------
                                      Title:  Senior Vice President
                                              ---------------------


                                    NATIONSBANK OF TEXAS, N.A.


                                    By:  /s/ J. Bart Bearden
                                         -------------------
                                      Name:  J. Bart Bearden
                                             ---------------
                                      Title:  Vice President
                                              --------------


                                    SANWA BUSINESS CREDIT
                                    CORPORATION


                                    By:
                                        -----------------------
                                      Name:
                                            -------------------
                                      Title:
                                             ------------------



                                    FLEET CAPITAL CORPORATION


                                    By:
                                        -----------------------
                                      Name:
                                            -------------------
                                      Title:
                                             ------------------

                                    FIRST SOURCE FINANCIAL LLP

                                    By:  First Source Financial, Inc.,
                                         its Manager


                                    By:
                                        -----------------------
                                      Name:
                                            -------------------
                                      Title:
                                             ------------------